Exhibit 13.1
CERTIFICATION
     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, hereby certify that, to the best of our knowledge, the annual report on Form 20-F for the fiscal year ended December 31, 2006 of Mindray Medical International Limited (the “Company”) filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 27, 2007

/s/ Li Xiting

Name: Li Xiting
Title: President and Co-Chief Executive Officer

/s/ Xu Hang

Name: Xu Hang
Title: Co-Chief Executive Officer

/s/ Joyce I-Yin Hsu

Name: Joyce I-Yin Hsu
Title: Chief Financial Officer
     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.